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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of I-Flow Corporation on Form S-8 of our report dated January 26, 1996, except for Note 11 which the date is March 7, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of I-Flow Corporation for the year ended December 31, 1995.


                                                     /s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Costa Mesa, California
November 18, 1996


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